UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(a)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-2

NAPCO SECURITY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)	Title of each class of securities to which transaction applies: _________________________

(2)	Aggregate number of securities to which transaction applies: _________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________

(4)	Proposed maximum aggregate value of transaction: _________________________

(5)	Total fee paid: _________________________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

NAPCO SECURITY TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 6, 2011

Dear Fellow Stockholder:

The Annual Meeting of the Stockholders of Napco Security Technologies, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices at 333 Bayview Avenue, Amityville, New York, on Tuesday, December 6, 2011, at 1:00 p.m., for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	to elect two directors to serve for a term of three years and until their successors are elected and qualified;

2.	to ratify the selection of Holtz Rubenstein Reminick LLP as the Company’s independent registered public accountants for fiscal 2012; and

3.	to transact such other business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record at the close of business on October 28, 2011 are entitled to notice and to vote at the Meeting or any adjournment thereof.

By order of the Board of Directors,

Richard L. Soloway, Secretary
October 28, 2011

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To be Held on December 6, 2011

Copies of this proxy statement, form of proxy card and our 2011 annual report are available at www.napcosecurity.com/2011annual meeting.pdf.  The Board recommends a vote FOR the nominated state of directors (see page 3) and FOR the ratification of the selection of Holtz Rubenstein Reminick LLP as the independent registered public accountants for fiscal 2012.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND.
YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.

NAPCO SECURITY TECHNOLOGIES, INC.
333 Bayview Avenue
Amityville, New York 11701

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2011

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share (“Common Stock”) of Napco Security Technologies, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for the Annual Meeting following Fiscal Year 2011, to be held on December 6, 2011, and at any adjournment thereof (the “Meeting”), pursuant to the accompanying Notice of Annual Meeting of Stockholders. Proxies in the enclosed form, if properly executed and returned in time, will be voted at the Meeting. Any stockholder giving a proxy may revoke it prior to its exercise by attending the Meeting and reclaiming the proxy, by executing a later dated proxy or by submitting a written notice of revocation to the Secretary of the Company at the Company’s office or at the Meeting. Stockholders attending the Meeting may vote their shares in person. This Proxy Statement and the form of proxy will first be mailed to the stockholders on or about November 2, 2011.  A copy of the 2011 Annual Report of the Company, including financial statements, is being mailed herewith.

Only stockholders of record at the close of business on October 28, 2011 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The outstanding voting securities of the Company on the Record Date consisted of 19,095,713 shares of Common Stock.

On all matters requiring a vote by holders of the Common Stock, each share of Common Stock entitles the holder of record to one vote. At the Meeting, the holders of record of Common Stock will vote on Item 1, the election of two directors; Item 2, the ratification of the selection of Holtz Rubenstein Reminick LLP as the independent registered pubic accountants; and Item 3, the transaction of any other business as may properly come before the Meeting and require a vote of the stockholders.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Meeting.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  A properly executed proxy marked “ABSTAIN” with respect to ratification of the selection of the independent requested public accountants will not be voted, although it will be counted for purposes of determining whether there is a quorum.

If you hold your shares in “street name” through a broker or other nominee and you do not instruct your broker or nominee how to vote in this election of Directors, your broker or nominee may not vote on your behalf.  Your broker or nominee does however continue to have discretion to vote any uninstructed shares on the ratification of the selection of the Company’s independent registered public accounting firm.  Shares represented by “broker non-votes” will be counted in determining if there is a quorum.

THEREFORE, THE COMPANY URGES YOU TO SIGN, DATE
AND RETURN THE ENCLOSED PROXY CARD.

Item 1:  Election of Directors

The Board of Directors is divided into three classes. At the upcoming Annual Meeting, one class will stand for election for the term ending at the Annual Meeting of Stockholders following Fiscal Year 2014. The terms of the other two classes of continuing directors do not expire until the Annual Meetings of Stockholders after fiscal year end 2012 and 2013, respectively.

Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of Messrs. Andrew J. Wilder and Arnold Blumenthal, currently directors, who have been recommended for nomination by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for reelection as a director to serve until the Annual Meeting of Stockholders in 2014 and until his successor is elected and qualified.

Each of Messrs. Wilder and Blumenthal has consented to serve if reelected. In the event that any nominee becomes unable or unwilling to serve as a director, discretionary authority may be exercised by the proxies to vote for the election of an alternate nominee of the Board of Directors.

The names of, and certain information concerning, the nominees and the continuing directors are set forth below.  Also set forth below is a description of the experience, qualifications, attributes or skills that caused the Nominating Committee and Board of Directors to determine that the person should serve as one of our directors.

Name and Age	Principal Occupation	Director Since
Nominees for election to serve until Annual Meeting of Stockholders following Fiscal Year 2014:

Andrew J. Wilder (60)	Officer of Israeloff, Trattner & Co., independent certified public accountants.	1995

Arnold Blumenthal (84)	Group Publisher Emeritus, Security Dealer Locksmith Ledger, Publisher Security Line and Editor of MBFAA.	2001

Directors to serve until Annual Meeting of Stockholders following Fiscal Year 2012:

Paul Stephen Beeber (67)	Licensed Attorney in New York State.	2004

Randy B. Blaustein (59)	Principal of R.B. Blaustein & Co.	1985

Donna A. Soloway (63)	Board of Directors of Security Industry Association (SIA); Chair of Awards Committee; Director and Secretary of SAINTS (Safety, Awareness and Independence Now Through Security) Foundation, Inc.; Monthly Columnist for SECURITY DEALER magazine; and Columnist for SECURITY SALES & INTEGRATION magazine. Ms. Soloway is the wife of Richard L. Soloway, the Chairman and President of the Company.	2001

Directors to serve until Annual Meeting of Stockholders following Fiscal Year 2013:

Richard L. Soloway (65)	Chairman of the Board of Directors, President and Secretary of the Company.	1972

Kevin S. Buchel (58)	Senior Vice President of Operations and Finance and Treasurer of the Company.	1998

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF MESSRS. WILDER AND BLUMENTHAL

Mr. Soloway has been the Company’s Chairman of the Board of Directors since October 1981, President since 1998, and Secretary since 1975.

The Company believes Mr. Soloway’s qualifications to serve as a director include his over forty years’ experience in the security industry and his broad knowledge and understanding of the Company and its operations derived from his thirty year service as its Chairman and thirteen year service as its President.

Mr. Buchel has been Senior Vice President of Operations and Finance since April 1995 and Treasurer since May 1998.

The Company believes Mr. Buchel’s qualifications to serve as a director include his understanding of the Company and its operations derived from sixteen years as our Senior Vice President of Operations and Finance and thirteen years as Treasurer.

Mr. Wilder has been an officer of Israeloff, Trattner & Co., independent certified public accountants, since 1990.

The Company believes Mr. Wilder’s qualifications to serve as a director include extensive experience in finance and financial reporting and his corporate governance experience.  Our Board of Directors has determined that Mr. Wilder is an audit committee financial expert.

Mr. Blumenthal has been Group Publisher Emeritus, Security Dealer Locksmith Ledger, Publisher Security Line and Editor of MBFAA since 2004, V.P. of Government Security News from 2004 through 2007 and Group Publisher of Security Group of Cygnus Publishing from 1999 through 2003.

The Company believes Mr. Blumenthal brings significant experience and knowledge of the security industry, specifically in the area of sales management, strategic planning and business development acquired during his career in the security business.

Mr. Beeber has been a Licensed Attorney in New York State since 1970, focusing on elder law, estate planning and real estate.

The Company believes Mr. Beeber provides practical and legal guidance, insight and perspective with regard to the operations and strategies of the Company and has a deep understanding of the Company as well as its customer and supplier agreements.

Mr. Blaustein has been has been a Principal in the accounting firm of R.B. Blaustein & Co. since December 2000 and was a Partner in the accounting firm of Blaustein, Greenberg & Co. from July 1991 to November 2000.  He has been an attorney since October 1980, specializing in general business and tax matters, and author of six books and numerous articles.

The Company believes Mr. Blaustein brings significant tax and financial expertise, including insight into complex tax issues acquired over his 31-year legal career.

Ms. Soloway has been on the Board of Directors of Security Industry Association (SIA); Chair of Awards Committee since 1993; Director and Secretary of SAINTS (Safety, Awareness and Independence Now Through Security) Foundation, Inc.; Monthly Columnist for SECURITY DEALER magazine since 1992; and Columnist for SECURITY SALES AND INTERGRATION magazine since 2004.

The Company believes Ms. Soloway brings significant experience and knowledge of the security industry, specifically in the areas of customer relations, marketing and sales management.

Other Directorships

During the past five years, none of the directors or nominees has been a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940, except that Mr. Wilder was a director of YTB International, Inc.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Directors

The Board currently consists of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent as defined by the applicable NASDAQ Listing Standards. The four independent directors are Paul Stephen Beeber, Randy B. Blaustein, Arnold Blumenthal and Andrew J. Wilder.

Board Leadership Structure

The Board does not have a policy as to whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate.  The Board believes that it should be free to make a choice on the leadership structure of the Board from time to time in any manner that is in the best interests of the Company and its stockholders.  Currently, and since 1998, Mr. Soloway has served as the Chairman of the Board, CEO and President.

The Board of Directors has not elected a Lead Independent Director.  Mr. Wilder, an Independent Director and Chair of the Audit Committee, leads the executive sessions of the Independent Directors.

Board Oversight of Risk

The Company faces a variety of risks including strategic and operational risks, financial and liquidity risks, compliance risks and financial reporting risks.  The Board exercises its oversight of the Company’s risks through regular reports to the Board from the Chief Executive Officer, and other members of management on areas of material risk, actions and strategies to mitigate those risks and the effectiveness of those actions and strategies.

In addition, the Board oversees risk through oversight by the Audit Committee.  The Audit Committee discusses with management the Company’s policies with respect to risk assessment and risk management, including the Company’s financial risk exposures and the steps management has taken to monitor and control its risks.  Members of senior management with responsibility for oversight of particular risks report to the Audit Committee periodically throughout the year on aspects of the Company’s risk management.

Board Structure and Committee Composition

The Board maintains three standing committees: Audit, Compensation, and Nominating.  Each Committee is composed entirely of independent directors as defined in the applicable NASDAQ Listing Standards.

During fiscal 2011, the Board held five meetings.  Each director attended at least 75% of all Board meetings and meetings of committees of which such director was a member.

Directors are expected to attend the Company’s annual meetings of stockholders.  All directors attended the last annual meeting of stockholders on December 7, 2010.

NAPCO maintains an “Investors” section on its website, www.napcosecurity.com, setting forth the Company’s committee charters for the Audit, Compensation and Nominating Committees.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company’s independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor’s qualifications and independence, and (3) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held four meetings in fiscal year 2011.  The current members of the Audit Committee are Andrew J. Wilder (Chairman), Paul Stephen Beeber and Arnold Blumenthal, each of whom meets the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Andrew Wilder is an audit committee financial expert.

The report of the Audit Committee is included in this proxy statement on page 10.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s Chief Executive Officer and other executives. The Committee determines individuals to be granted options under the Employee Stock Option Plan, the number of options awarded and the term of the options and interprets provisions of such plan.  The current members of the Compensation Committee are Randy B. Blaustein (Chairman), Andrew J. Wilder, and Arnold Blumenthal.

The Compensation Committee did not meet in fiscal year 2011.

During fiscal 2011, Mr. Soloway, had an employment agreement which provide for a minimum base salary and a minimum annual cost-of-living adjustment.  For fiscal 2011, Mr. Soloway’s salary was determined pursuant to such employment agreement.  The fiscal 2011 salaries of the other named executive officers, Messrs. Buschel, Hevia and Carrieri, were continued at the same annual rate as their respective fiscal 2010 salaries.  There was no short term incentive compensation plan in effect for fiscal 2011 and no bonuses for fiscal 2011 were paid.  No grants of options to the named executive officers were made in the 2011 fiscal year.

Neither the Committee nor the Company has engaged a compensation consultant.

Nominating Committee

The Nominating Committee reviews and makes recommendation to the Board regarding potential candidates for nomination as director.

The Nominating Committee held two meetings in fiscal year 2011. The current members of the Nominating Committee are Arnold Blumenthal (Chairman), Andrew J. Wilder and Randy B. Blaustein.

Director Nomination Process

In connection with the director selection and nomination process, the Nominating Committee reviews the composition of the Board as a whole and considers the experience, mix of skills and other qualities necessary to assure appropriate Board composition, taking into account the current Board members and specific needs of the Company and the Board.  The Nominating Committee considers the requirement that at least a majority of the Board members be independent as required by applicable laws and regulations and also considers any specific expertise necessary for members of Board committees.

The Nominating Committee has adopted a process as follows.  It will consider candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. Potential candidates will be screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures will apply to all candidates for director nomination, including candidates submitted by stockholders.

The Company’s general criteria for the nomination of director candidates, include the following:

- the candidates’ personal and professional ethics, integrity and values,
- mature judgment,
- management, accounting or finance, industry and technical knowledge,
- demonstrated skills in his/her area of present or past professional or business responsibility,
- an ability to work effectively with others,
- sufficient time to devote to the affairs of the Company and
- freedom from conflicts of interest.

The Nominating Committee and the Board seek to identify nominees for election to the Board who, taken together, create a Board with the collective knowledge and experience, derived from the skills and experience of its individual members in a variety of areas that are important to the Company, including industry knowledge and experience, executive management, finance and strategic planning.  The information as to each director set forth above on pages 4-5 includes a description of the experience, qualification, attributes or skills that were considered by the Nominating Committee and Board to determine that the individual nominee should serve as a director of the Company.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.

Stockholder Nominees

The Nominating Committee will consider nominations submitted by stockholders. Any stockholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Chair - Nominating Committee
Napco Security Technologies, Inc.
333 Bayview Ave.
Amityville, NY 11701
Attention:  Kevin Buchel

Communications with the Board

You can contact any Director by writing to such Director:

c/o Napco Security Technologies, Inc.
333 Bayview Ave.
Amityville, NY 11701
Attention:  Kevin Buchel

The Secretary will promptly forward any communication unaltered to the Director.

Policy With Respect to Related Person Transactions

It is the Company’s policy, set forth in writing, not to permit any transaction in which the Company is a party and in which executive officers or directors, their immediate family members, or 5% shareholders have or will have a direct or indirect interest unless approved by the Audit Committee of the Board of Directors, other than

1.	transactions available to all employees;

2.	transactions involving compensation or business expense reimbursement approved by the Compensation Committee or by disinterested members of the Board of Directors; or

3.	transactions involving less than $120,000 when aggregated with all similar transactions.

Any issues as to the application of this policy shall be resolved by the Audit Committee of the Board of Directors.  A copy of our Statement of Policy with Respect to Related Person Transactions is available at the Company’s website, www.napcosecurity.com, under the “Investors” caption.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and representatives of Holtz Rubenstein Reminick LLP (“HRR”);

2.
The Audit Committee has discussed with HRR the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1.  AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

3.
The Audit Committee has received the written disclosures and letter from HRR required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communication with the Audit Committee concerning independence, and has discussed with HRR, HRR’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2011 filed with the Securities and Exchange Commission.

The Audit Committee:

Andrew J. Wilder, Chairman
Paul Stephen Beeber
Arnold Blumenthal

COMPENSATION OF DIRECTORS

The total fiscal year 2011 compensation of non-employee Directors is shown in the following table.

Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)	Total ($)
Paul Stephen Beeber (2)	$24,000	-	$24,000
Randy B. Blaustein (2)(3)	24,000	$6,000	30,000
Arnold Blumenthal (2)	24,000	-	24,000
Donna A. Soloway (2)	20,000	-	20,000
Andrew J. Wilder (2)	28,000	-	28,000

(1)	Each director who is not an employee other than Mr. Blaustein receives $5,000 for each Board of Directors meeting attended. Mr. Blaustein receives $6,000 for each Board of Directors meeting which compensates him for his services as a director as well as for his service as Chair of the Compensation Committee. Mr. Wilder, as Chairman of the Audit Committee, receives $2,000 for each Audit Committee meeting attended and each of Messrs. Beeber and Blumenthal receives $1,000 for each Audit Committee meeting attended.
(2)	At June 30, 2011, each of Messrs. Beeber, Blaustein, Blumenthal and Wilder and Ms. Soloway held outstanding options to purchase 30,000 shares of Common Stock of the Company, all of which are vested.
(3)	During the fiscal year ended June 30, 2011, the Company retained Mr. Blaustein as special counsel for certain general business and tax related matters. Fees for such services were $6,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of the Forms 3, 4 and 5 furnished to the Company with respect to the most recent fiscal year and written representations of the reporting person (as defined below), no person, who at any time during such fiscal year, was an officer, director, beneficial owner of more than ten (10%) percent of any class of equity securities of the Company or any other person subject to Section 16 of the Securities Exchange Act of 1934 (“reporting person”), failed to file on a timely basis one or more reports during such fiscal year.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Each executive officer of the Company holds office until the annual meeting of the Board of Directors and his successor is elected and qualified, or until his earlier death, resignation, or removal by the Board. The Company has adopted a Code of Ethics for directors and employees, including its executive officers. There are no family relationships between any director or officer of the Company, except Richard L. Soloway and Donna A. Soloway, his wife. The following table sets forth as of the date hereof the names and ages of all executive officers of the Company, all positions and offices with the Company held by them, the period during which they have served in these positions and, where applicable, their positions in any other organizations during the last five years.

Name and Age	Position and Office with the Company, Term of Office and Five-Year Employment History
Richard L. Soloway (65)	Chairman of the Board of Directors since October 1981; President since 1998; and Secretary since 1975.

Kevin S. Buchel (58)	Senior Vice President of Operations and Finance since April 1995; Treasurer since May 1998.

Jorge Hevia (53)	Senior Vice President of Corporate Sales and Marketing since May 1999; Vice President of Corporate Sales and Marketing since October 1998.

Michael Carrieri (53)	Senior Vice President of Engineering Development since May 2000; Vice President of Engineering Development from September 1999 to May 2000.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth compensation information for our Chief Executive Officer, our Chief Financial Officer and an additional two of our most highly compensated executive officers during fiscal years 2011 and 2010 of the Company.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	All Other Compensation ($)	Total ($)
Richard L. Soloway, (1) Chairman of the Board of Directors, President and Secretary	2011 2010	$572,946 572,946	$56,056 52,647	$629,002 625,593

Kevin S. Buchel, (2) Senior Vice President of Operations and Finance and Treasurer	2011 2010	254,441 254,441	8,658 8,545	263,099 262,986

Jorge Hevia, (2) Senior Vice President of Corporate Sales and Marketing	2011 2010	274,400 274,400	10,380 9,949	284,780 284,349

Michael Carrieri, (2) Senior Vice President of Engineering Development	2011 2010	237,711 241,530	6,138 6,095	243,849 247,625

(1)
All other compensation for Mr. Soloway for fiscal 2011 included payment of health and life insurance premiums of $26,714 and automobile expenses of $29,342.  All other compensation for Mr. Soloway for fiscal 2010 includes payment of health and life insurance premiums of $20,081 and automobile expenses of $32,566.

(2)	All other compensation for Messrs. Buchel and Hevia includes payment of life insurance premiums and automobile expenses and for Mr. Carrieri, includes payment of health insurance premiums.

Outstanding Equity Awards at Fiscal Year-End

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Richard L. Soloway	135,000	-	$1.787	02/27/13
	540,000	-	1.881	06/15/13
	135,000	-	2.091	03/19/14
	56,250	-	5.227	03/15/15
	37,500	-	11.160	03/24/16
	25,000	-	6.620	10/26/16
	20,000	5,000 (1)	5.890	10/09/17

Kevin S. Buchel	27,000	-	1.759	12/20/12
	27,000	-	1.900	03/19/14
	22,500	-	5.733	11/21/15
	5,000	-	6.020	10/26/16
	4,000	1,000 (2)	5.350	10/09/17

Michael Carrieri	27,000	-	1.759	12/20/12
	27,000	-	1.900	03/19/14
	22,500	-	5.733	11/21/15
	5,000	-	6.020	10/26/16
	4,000	1,000 (2)	5.350	10/09/17

Jorge Hevia	27,000	-	1.759	12/20/12
	27,000	-	1.900	03/19/14
	22,500	-	5.733	11/21/15
	5,000	-	6.020	10/26/16
	4,000	1,000 (2)	5.350	10/09/17

(1)	Options as to 5,000 shares vest on 10/9/11.
(2)	Options as to 1,000 shares vest on 10/9/11.

Option Grants and Exercises

No options were granted to Messrs. Soloway, Buchel, Carrieri or Hevia and none of Messrs. Soloway, Buchel, Carrieri or Hevia exercised any options to purchase Common Stock in the 2011 fiscal year.

Employment Agreements and Potential Payments Upon Termination or Change in Control

The Company has an employment agreement with Richard L. Soloway. The agreement with Mr. Soloway, entered into on June 26, 2003 for a five year period, and then year to year unless notice of termination is given at least six months prior to the end of the then applicable term, provides for a minimum annual salary to be adjusted for inflation and discretionary annual incentive compensation.  Mr. Soloway’s agreement contains non-compete restrictions during his employment and for one year after termination for any reason.  The agreement also provides for termination payments to Mr. Soloway upon death, disability, termination by the Company other than for Cause, as defined, termination by Mr. Soloway for Good Reason, as defined, and termination by Mr. Soloway in the event of a change in control.  In the event of death, the termination payment equals one year’s salary payable over one year plus a bonus calculated on a pro rata basis through the end of the fiscal quarter immediately preceding death.  In the event of disability, the Company must pay Mr. Soloway an amount equal to 60% of his annual salary through the term of the agreement plus his bonus on a pro rata basis through the end of the fiscal quarter preceding the sixth month of his disability.  In the event the Company terminates Mr. Soloway other than for Cause or if Mr. Soloway terminates for Good Reason, the Company must pay Mr. Soloway, in a lump sum, an amount equal to three times his annual salary plus the bonus paid to him for the year prior to his termination.  If during the term there should be a change in control, then Mr. Soloway is entitled to terminate his employment, and the Company is required to pay him, an amount equal to 299% of the average of the prior five calendar years’ total compensation, subject to certain limitations.  The Company’s option plans provide for the accelerated vesting of unvested options upon a change in control.

Had Mr. Soloway’s employment terminated on June 30, 2011 after a change in control, the Company would have been required to pay him $2,006,748 pursuant to such agreement.  In addition, assuming a change in control on June 30, 2011, vesting of options to purchase 5,000 shares of Company Common Stock would have been accelerated.  The closing price per share of the Company’s Common Stock on the NASDAQ Global Market on June 30, 2011 ($2.97) was less than the exercise prices of such accelerated options.

Under such agreement, had Mr. Soloway’s employment terminated on June 30, 2011 on account of (i) death, (ii) disability or (iii) by the Company other than for Cause, or by Mr. Soloway for Good Reason, the Company would have been required to pay him $572,946, $343,768, and $1,718,838, respectively.

In addition, the Company has a severance agreement with Kevin S. Buchel providing for payments equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause.  Had Mr. Buchel’s employment been terminated on June 30, 2011 non-voluntarily without cause, the Company would have been required to pay him $190,831, pursuant to such severance agreement.

In the event of a change in control on June 30, 2011, vesting of options to purchase 1,000 shares would have been accelerated for Mr. Buchel.  The closing price per share of the Company’s Common Stock on the NASDAQ Global Market on June 30, 2011 ($2.97) was less than the exercise prices of such accelerated options.

The employment agreement with Mr. Buchel contains non-compete restrictions for three years after the employee’s termination of employment.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table, together with the accompanying footnotes, sets forth information as of October 28, 2011, regarding the beneficial ownership (as defined by the Securities and Exchange Commission) of Common Stock of the Company of (a) each person known by the Company to own more than five percent of the Company’s outstanding Common Stock, (b) each director of the Company (c) each executive officer named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock (2)
Richard L. Soloway c/o the Company 333 Bayview Avenue Amityville, NY 11701	6,951,410	34.7%
Alexander Capital Advisors LLC 111 Elm Street New Canaan, CT 06840(3)	2,287,887	12.0%
Kevin S. Buchel	365,183	1.9%
Jorge Hevia	271,750	1.4%
Michael Carrieri	194,000	1.0%
Andrew J. Wilder	117,120	*
Randy B. Blaustein	111,750	*
Donna A. Soloway	35,160	*
Paul Stephen Beeber	12,400	*
Arnold Blumenthal	10,575	*

All executive officers and directors as a group (9 in number)	8,069,348(4)	39.67%

*	Less than 1%
(1)
This number includes the number of shares that a person has a right to acquire within sixty (60) days (Soloway – 953,750, Buchel – 86,500, Hevia – 86,500, Carrieri – 86,500, Wilder – 6,500, Blaustein – 6,000, D. Soloway – 6,000, Beeber – 6,000, and Blumenthal – 6,000.)

(2)	Percentages for each person or the group are computed on the basis of 19,095,713 shares of Common Stock outstanding on October 28, 2011, plus the number of shares that such person or group has the right to acquire within sixty (60) days. Except as otherwise noted, persons named in the table and footnotes have sole voting and investment power with respect to all shares of Common Stock reported as beneficially owned by them.
(3)	Based on information set forth in Form 13G filed with the Securities and Exchange Commission reporting as of December 31, 2010.
(4)	This number of shares includes (i) 6,826,098 shares as to which officers and directors have sole voting and investment power, and (ii) 1,243,250 shares that officers and directors have the right to acquire within sixty (60) days.

Item 2:  Proposal to Ratify the Selection of Independent Registered Public Accountants

Holtz Rubenstein Reminick LLP (“HRR”) served as our independent registered public accountants during fiscal 2011 and has been selected, subject to ratification by our stockholders at this Annual Meeting, to serve as our independent registered public accountants for fiscal 2012.  HRR has audited our financial statement since fiscal 2009.  A representative of HRR will be present at the annual meeting, with an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

If the selection of HRR is not ratified, or if before the next Annual Meeting of Stockholders it declines to act or otherwise becomes incapable of acting, or if its engagement is otherwise discontinued by the Audit Committee, the Audit Committee will appoint other independent registered public accountants whose engagement for any period after the next annual meeting will be subject to stockholder approval at that meeting.

Principal Accountant Fees

The fees billed for professional services for fiscal year 2011 and 2010 by HRR for professional services were as follows:

	Fiscal Year 2011	Fiscal Year 2010
Audit Fees (1)	$165,000	$200,400
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	13,000	12,500

(1)	Includes audit of financial statements, SAS 100 reviews and consultations for 2011 and 2010.
(2)	Includes services related to the audit of the Company’s employee benefit plan for the plan years ended December 31, 2011 and 2010.

The Audit Committee has considered whether the provision of the services described above under the headings “All Other Fees” is compatible with maintaining the auditor’s independence and determined that it is.  In fiscal year 2011, 100% of “All Other Fees” were approved by the Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee specifically pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
AND NOMINATION OF DIRECTORS

From time to time stockholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Stockholders who intend to present proposals at the 2012 Annual Meeting, and who wish to have such proposals included in the Company’s Proxy Statement for the 2012Annual Meeting, must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 333 Bayview Avenue, Amityville, New York 11701, not later than June 30, 2012. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Stockholders who intend to present a proposal at the 2012 Annual Meeting but who do not wish to have such proposal included in the Company’s Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company’s Secretary at the Company’s executive offices not later than September 13, 2012.

Pursuant to the Company’s by-laws, any nominations for director by a stockholder must be delivered or mailed to and received by the principal executive offices of the Company not less than sixty (60) days prior to the date of meeting.

EXPENSES OF SOLICITATION

The Company will bear all costs in connection with the solicitation by the Board of Directors of proxies of the Meeting. The Company intends to request brokerage houses, custodial nominees and others who hold stock in their names to solicit proxies from the persons who beneficially own such stock. The Company will reimburse brokerage houses, custodial nominees and others for their out-of-pocket expenses and reasonable clerical expenses. It is estimated that these expenses will be nominal. In addition, officers and employees of the Company may solicit proxies personally or by telephone, telegram or letter; they will receive no extra compensation for such solicitation.

Dated:  October 28, 2011

By Order of The Board of Directors

Richard L. Soloway, Secretary

Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company’s Annual Report on Form 10-K for 2011, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission.  Any such request should be directed to Secretary, Napco Security Technologies, Inc., 333 Bayview Avenue, Amityville, New York 11701.  There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company’s reasonable expenses of furnishing such exhibits may be charged.

All stockholders are urged to fill in, sign and mail the enclosed proxy promptly whether or not you expect to attend the meeting.  If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

NAPCO SECURITY TECHNOLOGIES, INC.
333 Bayview Avenue
Amityville, New York 11701

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of NAPCO SECURITY TECHNOLOGIES, INC. hereby appoints Messrs. Richard L. Soloway and Kevin S. Buchel, and each or either of them, the proxy or proxies of the undersigned, with full power of substitution, to vote as specified on the reverse side all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company, to be held on Tuesday, December 6, 2011 and at all adjournments of such Meeting, with all powers the undersigned would possess if personally present.

This Proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO (2) DIRECTORS (ITEM 1); FOR THE RATIFICATION OF THE SELECTION OF HOLTZ RUBENSTEIN REMINICK LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (ITEM 2); AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION AND IN THE BEST JUDGMENT OF THE PROXIES. This Proxy may be revoked at any time prior to the voting thereof.

(Please date and sign on the reverse side)

PROXY

The Board of Directors recommends a Vote FOR Item 1 and Item 2.

Item 1.	Election of Two Directors:

Andrew J. Wilder
FOR [  ]                      WITHHOLD [  ]

Arnold Blumenthal
FOR [  ]                      WITHHOLD [  ]

Item 2.	Ratification of the Selection of Holtz Rubenstein Reminick LLP as independent registered public accountants.

FOR [  ]                      AGAINST [  ]                                           ABSTAIN [  ]

Dated:
Signature or Signatures

Please sign exactly as your name appears at the left.
Executors, administrators, trustees, guardians, attorneys and agents should give their full titles and submit evidence of appointment unless previously furnished to the Company or its transfer agent.

Important Notice Regarding the Availability of
Proxy Materials for the Stockholder Meeting
To be Held on December 6, 2011

Copies of the proxy statement, form of proxy card and our 2011 annual report are available at [www.napcosecurity.com/2011annualmeeting.pdf.]